Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations and cash distributions from DIRECTV (classified as investing activities) minus capital expenditures. Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends on common and preferred shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common and preferred shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures, and from our continued economic interest in the U.S. video operations as part of our DIRECTV equity method investment, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
Net cash provided by operating activities[1]	$11,254	$10,082	$41,957	$43,130
Add: Distributions from DIRECTV classified as investing activities	1,323	—	1,323	—
Less: Capital expenditures	(3,831)	(2,392)	(16,527)	(15,675)
Free Cash Flow	8,746	7,690	26,753	27,455

Less: Dividends paid	(3,749)	(3,741)	(15,068)	(14,956)
Free Cash Flow after Dividends	$4,997	$3,949	$11,685	$12,499
Free Cash Flow Dividend Payout Ratio	42.9%	48.6%	56.3%	54.5%
[1]Includes distributions from DIRECTV of $489 in the fourth quarter and $619 for the year ended December 31, 2021. Total distributions from DIRECTV were $1,812 in the fourth quarter and $1,942 for the year ended December 31, 2021.

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
Capital Expenditures	$(3,831)	$(2,392)	$(16,527)	$(15,675)
Cash paid for vendor financing	(583)	(1,001)	(4,596)	(2,966)
Cash paid for Capital Investment	$(4,414)	$(3,393)	$(21,123)	$(18,641)
FirstNet reimbursement	(515)	(920)	(515)	(1,063)
Gross Capital Investment	$(4,929)	$(4,313)	$(21,638)	$(19,704)

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
Net Income (Loss)	$5,390	$(13,515)	$21,479	$(3,821)
Additions:
Income Tax Expense	1,056	(2,038)	5,468	965
Interest Expense	1,663	1,894	6,884	7,925
Equity in Net (Income) Loss of Affiliates	(447)	(106)	(631)	(95)
Other (Income) Expense - Net	(2,354)	3,020	(9,853)	1,431
Depreciation and amortization	5,673	6,979	22,862	28,516
EBITDA	10,981	(3,766)	46,209	34,921
Merger costs and revenue adjustments	132	37	299	468
Employee separation costs and benefit-related (gain) loss	—	253	57	1,177
Impairments	188	16,365	4,904	18,880
Gain on spectrum transactions	—	—	—	(900)
Adjusted EBITDA[1]	$11,301	$12,889	$51,469	$54,546
[1] See page 5 for additional discussion and reconciliation of adjusted items.

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
Communications Segment
Operating Contribution	$6,451	$6,360	$28,279	$28,313
Additions:
Depreciation and amortization	4,156	4,062	16,409	16,216
EBITDA	10,607	10,422	44,688	44,529

Total Operating Revenues	30,206	29,486	114,730	109,965

Operating Income Margin	21.4%	21.6%	24.6%	25.7%
EBITDA Margin	35.1%	35.3%	39.0%	40.5%
Mobility
Operating Contribution	$5,353	$5,088	$23,312	$22,372
Additions:
Depreciation and amortization	2,050	2,008	8,122	8,086
EBITDA	7,403	7,096	31,434	30,458

Total Operating Revenues	21,146	20,119	78,254	72,564
Service Revenues	14,669	14,022	57,590	55,542

Operating Income Margin	25.3%	25.3%	29.8%	30.8%
EBITDA Margin	35.0%	35.3%	40.2%	42.0%
EBITDA Service Margin	50.5%	50.6%	54.6%	54.8%
Business Wireline
Operating Contribution	$897	$997	$3,990	$4,564
Additions:
Depreciation and amortization	1,317	1,316	5,192	5,216
EBITDA	2,214	2,313	9,182	9,780

Total Operating Revenues	5,901	6,251	23,937	25,083

Operating Income Margin	15.2%	15.9%	16.7%	18.2%
EBITDA Margin	37.5%	37.0%	38.4%	39.0%
Consumer Wireline
Operating Contribution	$201	$275	$977	$1,377
Additions:
Depreciation and amortization	789	738	3,095	2,914
EBITDA	990	1,013	4,072	4,291

Total Operating Revenues	3,159	3,116	12,539	12,318

Operating Income Margin	6.4%	8.8%	7.8%	11.2%
EBITDA Margin	31.3%	32.5%	32.5%	34.8%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
WarnerMedia Segment
Operating Contribution	$1,573	$2,529	$7,277	$8,210
Additions:
Equity in Net (Income) Loss of Affiliates	6	13	(38)	(18)
Depreciation and amortization	165	177	656	671
EBITDA	1,744	2,719	7,895	8,863

Total Operating Revenues	9,873	8,554	35,632	30,442

Operating Income Margin	16.0%	29.7%	20.3%	26.9%
EBITDA Margin	17.7%	31.8%	22.2%	29.1%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
Latin America Segment
Operating Contribution	$(80)	$(167)	$(430)	$(729)
Additions:
Equity in Net (Income) Loss of Affiliates	1	2	(6)	(24)
Depreciation and amortization	153	260	836	1,033
EBITDA	74	95	400	280

Total Operating Revenues	1,063	1,498	5,354	5,716

Operating Income Margin	-7.4%	-11.0%	-8.1%	-13.2%
EBITDA Margin	7.0%	6.3%	7.5%	4.9%
Mexico
Operating Contribution	$(117)	$(126)	$(510)	$(587)
Additions:
Depreciation and amortization	153	140	605	513
EBITDA	36	14	95	(74)

Total Operating Revenues	704	736	2,747	2,562

Operating Income Margin	-16.6%	-17.1%	-18.6%	-22.9%
EBITDA Margin	5.1%	1.9%	3.5%	-2.9%

Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, including items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
Operating Expenses
Merger costs	132	37	299	468
Employee separation costs and benefit-related (gain) loss[1]	—	253	57	1,177
Asset impairments and abandonment	188	16,365	4,904	18,880
Gain (loss) on spectrum transaction	—	—	—	(900)
Adjustments to Operations and Support Expenses	320	16,655	5,260	19,625
Amortization of intangible assets	1,021	1,890	4,233	8,012
Impairments	—	14	—	14
Adjustments to Operating Expenses	1,341	18,559	9,493	27,651
Other
DIRECTV intangible amortization (proportionate share)	434	—	826	—
(Gain) loss on sale of assets	172	43	(660)	(50)
Debt redemption, impairments and other adjustments	22	(29)	235	1,735
Actuarial (gain) loss	(1,119)	4,106	(4,140)	4,169
Employee benefit-related (gain) loss[1]	—	(149)	—	(172)
Adjustments to Income Before Income Taxes	850	22,530	5,754	33,333
Tax impact of adjustments	(40)	3,186	580	4,977
Tax-related items	264	41	505	41
Impairment attributable to noncontrolling interest	—	—	81	105
Adjustments to Net Income	$626	$19,303	$4,588	$28,210
[1]Mark-to-market gains and losses on benefit-related investments were adjusted in 2020 reflecting more significant market volatility and uncertainty experienced as a result of the onset of the COVID-19 pandemic. Benefit-related investment gains were approximately $160 and $430 in the fourth quarter and for the year ended December 31, 2021, and $205 and $330 in the fourth quarter and for the year ended December 31, 2020.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairment, severance and other material gains and losses. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA and Adjusted EBITDA Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
Operating Income	$5,308	$(10,745)	$23,347	$6,405
Adjustments to Operating Expenses	1,341	18,559	9,493	27,651
Adjusted Operating Income	6,649	7,814	32,840	34,056

EBITDA	10,981	(3,766)	46,209	34,921
Adjustments to Operations and Support Expenses	320	16,655	5,260	19,625
Adjusted EBITDA	11,301	12,889	51,469	54,546

Total Operating Revenues	40,958	45,691	168,864	171,760

Operating Income Margin	13.0%	(23.5)%	13.8%	3.7%
Adjusted Operating Income Margin	16.2%	17.1%	19.4%	19.8%
Adjusted EBITDA Margin	27.6%	28.2%	30.5%	31.8%

Adjusted Diluted EPS
	Fourth Quarter		Year Ended
	2021	2020	2021	2020
Diluted Earnings Per Share (EPS)	$0.69	$(1.95)	$2.76	$(0.75)
Amortization of intangible assets	0.12	0.22	0.47	0.90
DIRECTV intangible amortization (proportionate share)	0.05	—	0.09	—
Impairments	0.02	2.02	0.56	2.37
(Gain) loss on sale of assets	0.04	0.03	(0.05)	0.02
Actuarial (gain) loss [1]	(0.12)	0.43	(0.43)	0.44
Debt redemption, merger and other adjustments	0.02	0.01	0.07	0.21
Tax-related items	(0.04)	(0.01)	(0.07)	(0.01)
Adjusted EPS	$0.78	$0.75	$3.40	$3.18
Year-over-year growth - Adjusted	4.0%		6.9%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,204	7,176	7,199	7,183
[1]Includes adjustments for actuarial gains or losses associated with our postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. We recorded total net actuarial gain of $4.1 billion in 2021. As a result, adjusted EPS reflects an expected return on plan assets of $3.7 billion (based on an average expected return on plan assets of 6.75% for our pension trust and 4.50% for our VEBA trusts), rather than the actual return on plan assets of $5.9 billion gain (actual pension return of 11.4% and VEBA return of 6.3%), included in the GAAP measure of income.

Net Debt to Pro Forma Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Pro Forma Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Pro Forma Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt.

Net Debt to Pro Forma Adjusted EBITDA - 2021
Dollars in millions
	Three Months Ended
	March. 31	June 30,	Sept. 30,	Dec. 31,	Four Quarters
	2021 [1]	2021 [1]	2021 [1]	2021
Adjusted EBITDA	$13,564	$13,585	$13,019	$11,301	$51,469
Less: Historical Video	(1,065)	(1,364)	(418)	—	(2,847)
Add: WarnerMedia sale of DIRECTV advertising	349	372	99	—	820
Add: WarnerMedia/DIRECTV revenue share	(271)	(287)	(78)	—	(636)
Less: Historical Vrio	(82)	(89)	(96)	(38)	(305)
Pro Forma Adjusted EBITDA	12,495	12,217	12,526	11,263	48,501
End-of-period current debt					24,630
End-of-period long-term debt					152,724
Total End-of-Period Debt					177,354
Less: Cash and Cash Equivalents					21,169
Net Debt Balance					156,185
Annualized Net Debt to Pro Forma Adjusted EBITDA Ratio [2]					3.22
[1]Adjusted EBITDA as reported in AT&T's Form 8-K filed April 22, 2021, July 22, 2021 and October 21, 2021.
[2]Annualized Net Debt to Adjusted EBITDA Ratio of 3.03 (excluding pro forma).

Net Debt to Adjusted EBITDA - 2020
Dollars in millions
	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,	Four Quarters
	2020 [1]	2020 [1]	2020 [1]	2020
Adjusted EBITDA	$14,232	$14,112	$13,313	$12,889	$54,546
End-of-period current debt					3,470
End-of-period long-term debt					153,775
Total End-of-Period Debt					157,245
Less: Cash and Cash Equivalents					9,740
Net Debt Balance					147,505
Annualized Net Debt to Adjusted EBITDA Ratio					2.70
1As reported in AT&T's Form 8-K filed April 22, 2020, July 23, 2020, and October 22, 2020.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	Fourth Quarter
	December 31, 2021				December 31, 2020
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$14,669	$—	$(12,561)	$2,108	$14,022	$—	$(12,074)	$1,948
Wireline services	—	5,727	—	5,727	—	6,042	—	6,042
Wireless equipment	6,477	—	(5,447)	1,030	6,097	—	(5,172)	925
Wireline equipment	—	174	—	174	—	209	—	209
Total Operating Revenues	21,146	5,901	(18,008)	9,039	20,119	6,251	(17,246)	9,124

Operating Expenses
Operations and support	13,743	3,687	(11,419)	6,011	13,023	3,938	(10,926)	6,035
EBITDA	7,403	2,214	(6,589)	3,028	7,096	2,313	(6,320)	3,089
Depreciation and amortization	2,050	1,317	(1,700)	1,667	2,008	1,316	(1,686)	1,638
Total Operating Expenses	15,793	5,004	(13,119)	7,678	15,031	5,254	(12,612)	7,673
Operating Income	5,353	897	(4,889)	1,361	5,088	997	(4,634)	1,451
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$5,353	$897	$(4,889)	$1,361	$5,088	$997	$(4,634)	$1,451
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.

Supplemental Operational Measure
	Year Ended
	December 31, 2021				December 31, 2020
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$57,590	$—	$(49,429)	$8,161	$55,542	$—	$(47,810)	$7,732
Wireline service	—	23,224	—	23,224	—	24,313	—	24,313
Wireless equipment	20,664	—	(17,250)	3,414	17,022	—	(14,140)	2,882
Wireline equipment	—	713	—	713	—	770	—	770
Total Operating Revenues	78,254	23,937	(66,679)	35,512	72,564	25,083	(61,950)	35,697

Operating Expenses
Operations and support	46,820	14,755	(38,749)	22,826	42,106	15,303	(34,927)	22,482
EBITDA	31,434	9,182	(27,930)	12,686	30,458	9,780	(27,023)	13,215
Depreciation and amortization	8,122	5,192	(6,744)	6,570	8,086	5,216	(6,802)	6,500
Total Operating Expenses	54,942	19,947	(45,493)	29,396	50,192	20,519	(41,729)	28,982
Operating Income	23,312	3,990	(21,186)	6,116	22,372	4,564	(20,221)	6,715
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$23,312	$3,990	$(21,186)	$6,116	$22,372	$4,564	$(20,221)	$6,715
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.